UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2016

NOBLE ROMAN’S, INC.
(Exact name of Registrant as specified in its charter)

Indiana	0-11104	35-1281154
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Virginia Avenue, Suite 300
Indianapolis, Indiana		46204
(Address of principal executive offices)		(Zip Code)

(317) 634-3377
(Company's telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 15, 2016, the Board of Directors (the “Board”) of Noble Roman’s, Inc. (the “Company”) appointed Mr. Marcel Herbst to replace Mr. Schuster Tanger on the Board. Mr. Herbst, as a replacement to Mr. Tanger, was appointed as a Class I Director, whose term will expire at the 2017 Annual Meeting of the Shareholders.

Mr. Herbst is the co-founder and portfolio manager of Herbst Capital Management, LLC and has over 15 years of investment experience in equities, fixed income and commodities. Mr. Herbst started his professional career in 1991 in Germany with a commercial diploma in banking. Prior to founding Herbst Capital Management, LLC, Mr. Herbst had more than 10 years experience in the management of hospitality services for large, upscale, branded properties in the US and Europe. Most recently he served as the Director of Food and Beverage at the 1544 room Hilton Chicago, overseeing $40M in annual food and beverage revenue. Mr. Herbst has a Bachelor degree of Business Administration from Schiller International University in Heidelberg, Germany and a Master's degree of Management in Hospitality concentrating in food and beverage from Cornell University.

Mr. Herbst will be compensated on the same basis as all other non-employee directors of the Company, as described under “Director Compensation” in the Company’s Proxy Statement for its 2016 Annual Meeting of Shareholders. Mr. Herbst does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On July 15, 2016, the Company issued a press release announcing Mr. Herbst’s appointment, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits.

(d)            The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	News Bulletin Issued July 15, 2016

The Company will post this Form 8-K on its Internet website at www.nobleromans.com. References to the Company’s website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company’s website does not constitute part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2016

NOBLE ROMAN’S, INC.

By:	/s/ Paul W. Mobley
Paul W. Mobley
Executive Chairman and Chief Financial Officer